Exhibit 99.1
Daré Bioscience Appoints Dr. Sophia N. Ononye-Onyia to its Board of Directors
SAN DIEGO, April 19, 2021 (GLOBE NEWSWIRE) -- Daré Bioscience, Inc. (NASDAQ: DARE), a leader in women’s health innovation, today announced the appointment of Sophia N. Ononye-Onyia, PhD MPH MBA to its Board of Directors.
"We are thrilled to add Dr. Ononye-Onyia to the Daré Board,” said Sabrina Martucci Johnson, Daré’s President and CEO. “Sophia has demonstrated the value of her leadership to global biopharmaceutical companies throughout her career. Her experience supporting commercialization of women's health products positions her to provide strategic guidance as our product candidates advance toward commercialization, and as we explore the variety of go-to-market partnering strategies to enhance their value for our shareholders."
Dr. Ononye-Onyia is the founder and CEO of The Sophia Consulting Firm, which provides strategic marketing and communications consulting services to pharmaceutical, biotech and health tech companies. Dr. Ononye-Onyia is also the creator, host and producer of the Amplifying Scientific Innovation Video Podcast which provides a platform for senior executives in the biotech and pharmaceutical industries to share their perspectives on the pharmaceutical industry on critical issues such as health equity, inclusion and diversity. Previously, Dr. Ononye-Onyia served in a variety of senior leadership roles including Executive Vice President, Managing Director at Rx Medical Dynamics LLC where she provided strategy consulting services related to commercial preparedness for global biopharmaceutical companies across various therapeutic areas including women’s health; Head of Corporate Communications of OncoSec Medical Inc., a biotechnology company focused on cytokine-based intratumoral cancer immunotherapies; and Director of Healthcare & Life Sciences Practice of The Beacon Group, a growth strategy consulting firm.
“I’m immensely honored and delighted to join the Daré Board at a pivotal point in the Company’s trajectory as it prepares to achieve several meaningful portfolio objectives inclusive of the commerciazation of DARE-BV1,” said Dr. Sophia Ononye-Onyia. “I look forward to utilizing my multidisciplinary background, passion for scientific innovations and demonstrated proficiency in global commercialization programs to advance Dare’s leadership position in women’s health.”
Dr. Ononye-Onyia was recently selected to join the inaugural class of the EY Entrepreneurs Access Network, serves on the Advisory Council of the Dell Women's Entrepreneur Network and is President of the New York Chapter Board of Directors for the Healthcare Businesswomen’s Association. Dr. Ononye-Onyia also serves as an Entrepreneur-in-Residence at the Yale University Office of Cooperative Research. Dr. Ononye-Onyia received a PhD in Medicinal Chemistry and MBA from the University of Connecticut, a Master’s in Public Health from Bowling Green State University and the University of Toledo, and a BS Honors in Chemistry, with a specialization in Biochemistry, from Bowling Green State University. Dr. Ononye-Onyia completed her postdoctoral training in breast medical oncology research at the Yale School of Medicine.

About Daré Bioscience
Daré Bioscience is a clinical-stage biopharmaceutical company committed to the advancement of innovative products for women’s health. The company’s mission is to identify, develop and bring to market a diverse portfolio of differentiated therapies that expand treatment options, improve outcomes and facilitate convenience for women, primarily in the areas of contraception, vaginal health, sexual health, and fertility.
Daré’s product portfolio includes potential first-in-category candidates in clinical development: Ovaprene®, a novel, investigational hormone-free monthly intravaginal contraceptive whose U.S. commercial rights are under a license agreement with Bayer; Sildenafil Cream, 3.6%, a novel cream formulation of sildenafil to treat female sexual arousal disorder utilizing the active ingredient in Viagra®; DARE-BV1, a unique hydrogel formulation of clindamycin phosphate 2% to treat bacterial vaginosis via a single application; and DARE-HRT1, a combination bio-identical estradiol and progesterone intravaginal ring for hormone therapy following menopause. To learn more about Daré’s full portfolio of women’s health product candidates, and mission to deliver differentiated therapies for women, please visit www.darebioscience.com.

Daré may announce material information about its finances, product candidates, clinical trials and other matters using the Investors section of its website (http://ir.darebioscience.com), SEC filings, press releases, public conference calls and webcasts. Daré will use these channels to distribute material information about the company, and may also use social media to communicate important information about the company, its finances, product candidates, clinical trials and other matters. The information Daré posts on its investor relations website or through social media channels may be deemed to be material information. Daré encourages investors, the media, and others interested in the company to review the information Daré posts in the Investors section of its website and to follow these Twitter accounts: @SabrinaDareCEO and @DareBioscience. Any updates to the list of social media channels the company may use to communicate information will be posted on the investor relations page of Daré’s website mentioned above.

Forward-Looking Statements
Daré cautions you that all statements, other than statements of historical facts, contained in this press release, are forward-looking statements. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” “project,” “target,” “tend to,” or the negative version of these words and similar expressions. In this press release, forward-looking statements include, but are not limited to, statements relating to potential commercial partnerships and their ability to enhance the value of Daré’s product candidates. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Daré’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements in this press release, including, without limitation, risk and uncertainties related to: Daré’s ability to raise additional capital when and as needed to advance its product candidates and continue as a going concern; the effects of the COVID-19 pandemic on Daré’s operations, financial results and condition, and ability to achieve current plans and objectives, including the potential impact of the pandemic on Daré’s ability to timely enroll, conduct and report results of its clinical trials and on the ability of third parties on which Daré relies to assist in the conduct of its business, including its clinical trials, to fulfill their contractual obligations to Daré; Daré’s ability to develop, obtain regulatory approval for, and commercialize its product candidates; the failure or delay in starting, conducting and completing clinical trials or obtaining FDA or foreign regulatory approval for Daré’s product candidates in a timely manner; Daré’s ability to design and conduct successful clinical trials, to enroll a sufficient number of patients, to meet established clinical endpoints, to avoid undesirable side effects and other safety concerns, and to demonstrate sufficient safety and efficacy of its product candidates; the risk that positive findings in early clinical and/or nonclinical studies of a product candidate may not be predictive of success in subsequent clinical and/or nonclinical studies of that candidate; the risk that developments by competitors make Daré’s product candidates less competitive or obsolete; failure of Daré’s product candidates, if approved, to gain market acceptance or obtain adequate coverage from third-party payers; Daré’s ability to retain its licensed rights to develop and commercialize a product candidate; Daré’s ability to satisfy the monetary obligations and other requirements in connection with its exclusive, in-license agreements covering the critical patents and related intellectual property related to its product candidates; the risks that the license agreement with Bayer may not become effective and, if it becomes effective, that future payments to Daré under the agreement may be significantly less than the anticipated or potential amounts; developments by Daré’s competitors that make its product candidates less competitive or obsolete; Daré’s dependence on third parties to conduct clinical trials and manufacture clinical trial material; Daré’s ability to adequately protect or enforce its, or its licensor’s, intellectual property rights; the lack of patent protection for the active ingredients in certain of Daré’s product candidates which could expose its products to competition from other formulations using the same active ingredients; cyber attacks, security breaches or similar events that compromise Daré’s technology systems or those of third parties on which it relies and/or significantly disrupt Daré’s business; and disputes or other developments concerning Daré’s intellectual property rights. Daré’s forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. For a detailed description of Daré’s risks and uncertainties, you are encouraged to review its documents filed with the SEC including Daré’s recent filings on Form 8-K, Form 10-K and Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Daré undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
Contact:
Investors on behalf of Daré Bioscience, Inc.:
Tom Masterson
Allele Capital Partners
tmasterson@allelecapital.com
646.573.3216

Source: Daré Bioscience, Inc.